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                                                                    Exhibit 10.3

                              AMENDMENT NO. ONE TO
                 AGREEMENT AND COMPLETE AND FULL GENERAL RELEASE

     This Amendment No. One to that certain Agreement and Complete and Full General Release (the "Amendment") is made and entered into as of September 6, 2006, by and among Leslie H. Gordon ("Executive") and A.C. Moore Arts & Crafts, Inc., a Pennsylvania corporation (the "Company").

                                   WITNESSETH:

     WHEREAS, Executive and the Company are parties to that certain Agreement and Complete and Full General Release, dated June 1, 2006 (the "Agreement");

     WHEREAS, Executive and the Company desire to amend the Agreement herein as follows:

     NOW, THEREFORE, in consideration of the agreements and provisions contained in this Amendment, and intending to be legally bound hereby, Executive and the Company do hereby agree as follows:

     1. DEFINITIONS. Any capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

     2. AMENDMENT TO AGREEMENT. The Agreement is hereby amended, effective as of the date hereof, as follows:

     (a) AMENDMENT AND RESTATEMENT OF PARAGRAPH 9 OF THE AGREEMENT. Paragraph 9 of the Agreement shall be deleted in its entirety, and a new paragraph 9, which shall read as set forth below, shall be added to the
          Agreement:

          9. TRANSITION ASSISTANCE. Executive further agrees that, for the period subsequent to the Separation Date and ending on December 31, 2006, he will, without compensation in addition to that provided in the Agreement, provide on average two (2) to three
               (3) days transition assistance per week to the Company in the areas of investor relations, financial assistance, Board of Directors assistance and other consulting as requested by the Company. The Company shall reimburse Executive for travel and expenses, approved in advance in writing by the Company, which Executive incurred in providing such assistance.

     3. CONTINUING EFFECT; NO MODIFICATION OR WAIVER. Except as specifically provided herein, the Agreement shall remain in full force and effect in accordance with its terms. This Amendment is limited as specified herein and the execution, delivery and effectiveness of this Amendment shall not operate as a modification, acceptance or waiver of any provision of the Agreement, except as specifically set forth herein.

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     4. COUNTER-PARTS. This Amendment may be signed in separate counter-parts.

     5. SIGNATURES.


/s/ Leslie H. Gordon                    9/6/2006
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Leslie H. Gordon                        Date


/s/ Rick A. Lepley                      9/6/2006
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A.C. Moore Arts & Crafts, Inc.          Date
By: Rick A. Lepley
    Chief Executive Officer